UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3.01 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 7.01 - REGULATION FD DISCLOSURE
ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

EXPLANATORY NOTE
On March 8, 2018, pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2017 (the “Merger Agreement”), by and among Calpine Corporation, a Delaware corporation (“Calpine”), Volt Parent, LP, a Delaware limited partnership (“Parent”), and Volt Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into Calpine (the “Merger”), with Calpine continuing as the surviving corporation and a subsidiary of Parent.
ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information provided in the Explanatory Note and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.
Concurrently with the consummation of the Merger, CPN Management, LP, a Delaware limited partnership and subsidiary of Parent (the “Sole Stockholder”), entered into a stockholders agreement (the “Stockholders Agreement”) with Calpine. Under the terms of the Stockholders Agreement, each party to the Stockholders Agreement agreed to take such action as may be required under applicable law to cause the board of directors of Calpine (the “Company Board”) to initially consist of (i) four voting directors nominated by Energy Capital Partners (defined in Item 5.01 of this Current Report on Form 8-K), (ii) a voting director who is the Chief Executive Officer of Calpine, (iii) a non-voting director who is W. Thaddeus Miller and (iv) until the occurrence of certain specified events, one voting director nominated by Access Industries, Inc. (“Access”). Subject to receipt of the requisite regulatory approvals (and then until the occurrence of certain specified events), each party to the Stockholders Agreement agreed to subsequently take such action as may be required under applicable law to cause one voting director nominated by CPP Investment Board Private Holdings (3) Inc. (“CPPIB”) to be appointed to the Company Board.
The Stockholders Agreement generally prohibits any party (other than the Sole Stockholder and investment funds managed by Energy Capital Partners) from transferring Calpine equity securities, subject to certain limited exceptions. The Sole Stockholder (and investment funds managed by Energy Capital Partners) will also have preemptive rights to subscribe for any equity securities that Calpine proposes to issue in accordance with the Stockholders Agreement (subject to customary exceptions).
The Stockholders Agreement will terminate on the first to occur of (i) twelve months following the date on which Calpine consummates an initial public offering, (ii) the complete liquidation of Calpine or any agreement for the sale by Calpine of all or substantially all of Calpine’s assets and (iii) the date established by unanimous resolution of the Company Board terminating the Stockholders Agreement.
The foregoing summary of the Stockholders Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Stockholders Agreement and is qualified in its entirety by reference to the Stockholders Agreement, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.
At the effective time of the Merger (the “Effective Time”), each share of Calpine’s common stock, par value $0.001 per share (“Common Stock”), outstanding as of immediately prior to the Effective Time (other than (i) shares of Common Stock held directly by Parent or Merger Sub, (ii) shares of Common Stock held by Calpine as treasury stock, (iii) shares of Common Stock that are subject to vesting or other applicable lapse restrictions under any Calpine equity plan, (iv) shares of Common Stock held by any subsidiary of either Calpine or Parent (other than Merger Sub), (v) shares of Common Stock held by Volt Energy Holdings, LP, and (vi) shares of Common Stock held by any stockholder who is entitled to demand and has properly demanded appraisal of such Common Stock and has not failed to perfect, waived, withdrawn or lost the right to appraisal under Delaware law) was canceled, ceased to be outstanding and was converted into the right to receive $15.25 in cash (the “Merger Consideration”), without interest and less applicable withholding taxes.
At the Effective Time, each option to purchase Common Stock granted under any Calpine equity plan outstanding as of immediately prior to the Effective Time (whether vested or unvested) was fully vested, canceled and converted into the right to receive an amount in cash, without interest and less applicable withholding taxes, equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of such stock option, and (ii) the number of shares of Common Stock subject to such stock option.
At the Effective Time, each share of Common Stock subject to vesting or other applicable lapse restrictions granted by Calpine outstanding as of immediately prior to the Effective Time (whether vested or unvested) was fully vested, canceled and converted into the right to receive an amount in cash, without interest and less applicable withholding taxes, equal to the Merger Consideration.

At the Effective Time, each restricted stock unit issued by Calpine that vests solely on the basis of time, pursuant to which the holder has a right to receive shares of Common Stock or cash after the vesting or lapse of restrictions applicable to such restricted stock unit, outstanding as of immediately prior to the Effective Time (whether vested or unvested) was fully vested, canceled and converted into the right to receive an amount in cash, without interest and less applicable withholding taxes, equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock subject to such restricted stock unit.
At the Effective Time, each performance-based restricted stock unit issued by Calpine that vests on the basis of time and the achievement of performance targets, pursuant to which the holder has a right to receive shares of Common Stock or cash after the vesting or lapse of restrictions applicable to such performance-based restricted stock unit, outstanding as of immediately prior to the Effective Time (whether vested or unvested) was fully vested, canceled and converted into the right to receive an amount in cash, without interest and less applicable withholding taxes, equal to the product of (i) the Merger Consideration and (ii) the number of shares of Common Stock subject to such performance-based restricted stock unit determined by assuming that performance for the full or cumulative performance period was the higher of the target and actual performance (as determined by Calpine based upon performance up until the closing of the Merger).
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Calpine’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2017 and is incorporated herein by reference.
ITEM 3.01 — NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
In connection with the consummation of the Merger, Calpine notified the New York Stock Exchange (the “NYSE”) on March 8, 2018 that a certificate of merger was filed with the Secretary of State of the State of Delaware. Calpine requested that the NYSE delist the Common Stock and, as a result, trading of the Common Stock, which trades under the ticker symbol “CPN” on the NYSE, will be suspended prior to the opening of the NYSE on March 9, 2018. Calpine also requested the NYSE to file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the suspension of reporting obligations with respect to the Common Stock under Sections 13 and 15(d) of the Exchange Act.
ITEM 3.03 — MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
The information provided in the Explanatory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.
At the Effective Time, each holder of Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Calpine (other than the right to receive consideration for such shares).
ITEM 5.01 — CHANGES IN CONTROL OF REGISTRANT
The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
As a result of the consummation of the Merger, a change of control of Calpine occurred and Calpine became a subsidiary of Parent. Parent is an affiliate of Energy Capital Partners III, LLC (together with its affiliates, “Energy Capital Partners”).
The total amount of funds used to complete the Merger and related transactions and to pay related fees and expenses was approximately $5.6 billion, which was funded through a combination of equity contributions from certain investment funds managed by Energy Capital Partners and certain other investors (including Access and CPPIB).
ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Directors
In connection with the consummation of the Merger and in accordance with the Merger Agreement (and not as a result of any disagreement with Calpine), all of the directors of Calpine (Frank Cassidy, John B. (Thad) Hill III, Mary L. Brlas, Jack A. Fusco, Michael W. Hofmann, David C. Merritt, W. Benjamin Moreland, Robert A. Mosbacher Jr. and Denise M. O’Leary) ceased to be directors of Calpine, effective as of the Effective Time.
In connection with the consummation of the Merger, John B. (Thad) Hill III, Tyler G. Reeder, Douglas W. Kimmelman, Andrew D. Singer, Andrew Gilbert and Donald A. Wagner became the voting directors of Calpine and W. Thaddeus Miller was elected a non-voting director of Calpine, in each case, effective as of the Effective Time. Tyler G. Reeder, Douglas W. Kimmelman, Andrew D. Singer and Andrew Gilbert were each appointed by Energy Capital Partners and Donald A. Wagner was appointed by Access. Subject to receipt of the requisite regulatory approvals as specified in the Stockholders Agreement, CPPIB intends to appoint a voting director of Calpine in accordance with the Stockholders Agreement.
Officers
In connection with the consummation of the Merger, (i) Mr. Miller, previously Executive Vice President and Chief Legal Officer of Calpine, has been appointed Executive Vice Chairman and Chief Legal Officer of Calpine, (ii) Caleb Stephenson, previously Senior Vice President of Wholesale Origination and Commercial Analytics of Calpine, and Andrew Novotny, previously Senior Vice President of Commercial Operations of Calpine, have been appointed Executive Vice Presidents of Calpine and will serve as co-heads of Commercial Operations of Calpine, and (iii) Jim Wood will continue to serve as President of Calpine Energy Solutions and also has been named President of Calpine Retail Holdings, LLC., in each case, effective as of the Effective Time.
ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
The information provided in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of Calpine, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of the amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.
In accordance with the Merger Agreement, at the Effective Time, the by-laws of Merger Sub became the amended and restated by-laws of Calpine. A copy of the amended and restated by-laws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.
ITEM 7.01 — REGULATION FD DISCLOSURE
On March 8, 2018, Calpine issued a press release announcing consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 17, 2017, by and among Calpine Corporation, Volt Parent, LP and Volt Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Calpine’s Current Report on Form 8-K, filed with the SEC on August 22, 2017)

3.1	Third Amended and Restated Certificate of Incorporation of Calpine Corporation

3.2	Second Amended and Restated By-Laws of Calpine Corporation

4.1	Stockholders Agreement, dated March 8, 2018, by and between Calpine Corporation and CPN Management, LP

99.1	Calpine Corporation Press Release, dated March 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: March 8, 2018

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 17, 2017, by and among Calpine Corporation, Volt Parent, LP and Volt Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Calpine’s Current Report on Form 8-K, filed with the SEC on August 22, 2017)

3.1	Third Amended and Restated Certificate of Incorporation of Calpine Corporation

3.2	Second Amended and Restated By-Laws of Calpine Corporation

4.1	Stockholders Agreement, dated March 8, 2018, by and between Calpine Corporation and CPN Management, LP

99.1	Calpine Corporation Press Release, dated March 8, 2018